LICENSE TERMINATION COST (Details Narrative)	12 Months Ended
Dec. 31, 2020 USD ($) shares
Notes to Financial Statements
Termination of license agreement, description	The Company issued to Ridgeway 65 million shares of common stock and 8,000 shares of Series F 0% Convertible Preferred Stock Additionally, we have agreed to pay certain expenses and costs of Ridgeway’s aggregating approximately $25,000.
Preferred stock derivative value	$ 1,677,901
Common stock shares issued, value	$ 266,500
Common stock shares issued, shares | shares	65,000,000